Exhibit 99.1

TXU

energy

Luminant

Texas Competitive Electric Holdings Company LLC

Lender Presentation | July 12, 2016

Important Information

This presentation and the oral statements made in connection therewith may contain “forward looking statements” within the meaning of securities laws. Any forward looking statements involve risks, uncertainties and assumptions. Although we believe that the assumptions and analysis underlying these statements are reasonable as of the date hereof, you are cautioned not to place undue reliance on these statements. Forward looking statements include information concerning our liquidity and our possible future results of operations, including descriptions of our business strategies, reserves and cost savings or other benefits we expect to achieve as a result of the proposed transaction.

These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “target,” “project,” “forecast,” “seek,” “will,” “may,” “should,” “could,” “would,” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances as of the date hereof. We assume no obligation to and do not intend to update any forward looking statements included herein. You should understand that these statements are not guarantees of future performance or results. Actual results could differ materially from those described in any forward looking statements contained herein as a result of a variety of factors, including known and unknown risks and uncertainties, many of which are beyond our control.

This presentation has been prepared by the Company and includes market data and other information from sources believed by us to be reliable, including industry publications and surveys. Some data are also based on our good faith estimates, which are derived from our review of internal sources as well as the independent sources described above. Although we believe these sources are reliable, we have not independently verified the information and cannot guarantee its accuracy and completeness.

TXU

energy

Luminant

Section 1

Introduction

Introduction

In anticipation of exit from bankruptcy protection, Texas Competitive Electric Holdings Company LLC, (“TCEH”, or the “Company”) has received court approval to refinance its existing DIP credit facilities via a DIP “Roll-to-Exit” financing (the “Credit Facilities”)

– The new Credit Facilities will initially refinance the Company’s existing DIP and then will convert to a permanent exit financing upon the Company’s exit from bankruptcy

– The Company anticipates exiting bankruptcy before the end of 2016 as an independent entity (“Reorganized TCEH”)

At closing of the financing, the new Credit Facilities will consist of the following:

– $750 million Senior Secured Revolving Credit Facility (“Revolver”)

– $2,850 million Senior Secured Term Loan B Facility (“Term Loan B”)

– $650 million Senior Secured Funded L/C Facility (“Term Loan C”)(1)

TCEH is the largest electric power generator and retail electric provider in Texas, with over 16 GW of generation capacity and over 1.7 million retail customers ? The Company benefits from an integrated retail electricity and generation platform, which creates an attractive and balanced credit profile under various power price environments, highlighted by:

– A market leading retail business with stable cash flows

– A large, diversified, and efficient generation fleet that complements the retail business

– Significant operating and financial benefits of a combined platform, including risk management and collateral efficiencies

The Company plans to exit bankruptcy with the lowest leverage of any independent power producer (“IPP”) at 1.9x gross and 1.5x net leverage, respectively (based on 2016E EBITDA of $1,520 million) and an extremely conservative Loan-to-Value at ~26% (based on expected TEV of ~$11 billion)

(1) Proceeds at the Funded L/C Facility will be funded into a cash collateral account of the Company to support the issuance of L/Cs.

TXU

energy

Luminant

Reorganized TCEH Simplified Capital Structure

Pre-Emergence Post-Emergence

EFH TCEH 1st Lien

“Energy Future Holders(2) Holdings”

Reorganized TCEH

EFIH EFCH

TXU

energy

Luminant

“Energy Future “Energy Future

Intermediate Holdings” Competitive Holdings”

Oncor TCEH Debt Debt

Holdings “Texas Competitive $34.2bn(1) OpCo $3.5bn(3)

Electric Holdings”

TCEH to be spun off as a standalone entity st share of Holders of TCEH 1 Lien claims will receive pro-rata Reorganized TCEH common stock

TXU

energy

Luminant

(1) Excludes value of TCEH 1L swap claims. Includes current DIP credit facilities.

(2) Includes Brookfield, Apollo, and Oaktree.

(3) Includes amounts to be issued as a Funded L/C Term Loan (“Term Loan C”). Excludes capital lease obligations and Tex -La notes.

ONCOR

TXU

energy

Luminant

Section 2

Company Overview

Company Overview

	TXU energy	Luminant
Business	▪ Largest ERCOT retail electric provider – 1.7 million total customers[1] – ~88% of meter count and ~53% of load is residential – 25% residential market customer share, 17% business[2] – Delivers leading profitability despite strong competition and pricing pressure	▪ Largest merchant generation fleet in ERCOT – 8,017 MW[5] lignite and PRB coal – 3,455 MW[5] natural gas CTs/STs – 2,988 MW[5] natural gas CCGTs – 2,300 MW[5] nuclear
	ERCOT Residential Customer Count (millions)[3] 	**Top Five Competitive Generators in ERCOT[3]** 
	▪ Preferred brand with broad recognition across ERCOT – DFW, Houston, Corpus Christi, parts of South and West TX ▪ Market-leading sales and marketing, customer service, product development and customer analytics capabilities to acquire, serve and retain the most valuable customers	▪ 10.1 billion cubic feet of gas storage under management – Primarily to fuel peaking generation fleet ▪ Commodity hedging and risk management
2015A EBITDA[4]	▪ $800 million	▪ Approximately $1,050 million[7]

1.5
1.3
0.6
0.4
0.3
TXU energy
reliant
Direct Energy
AMBIT ENERGY
Stream

MW
16,760
10,586
9,427
4,696
3,517
Luminant
nrg
CALPINE
DYNEGY (6)
Exelon

Integrated business model creates incremental value when compared to pure play generators or retailers

(1) EFH 10-K 2015.
(2) TXU Energy market share reflects year end 2015 estimated market share. All other competitor brand market share information based on EIA 2014 data set.
(3) Figures exclude CPS Energy operating in the San Antonio area, which has opted out of the competitive market.
(4) Both TXU Energy and Luminant include Energy Supply Book ("ESB") EBITDA contribution, which gets eliminated at the consolidated TCEH level.
(5) Reflects name plate capacity.
(6) Pro forma for Engie acquisition.
(7) Pro forma for $168 million of EBITDA, per unaudited financials, for Forney and Lamar plants ("La Frontera"), which were acquired in April 2016.

TXU energy Luminant
7

ERCOT Market Overview

Generator Transmission and Distribution Utility Retailer

Competitive Regulated Competitive

Generating Station Transmission wires Transmission sub-station Distribution Wires Customers

Total Generation in Total Competitive ERCOT (87,400 MW(1)) Total Meters (>7 Million(2)) Customers (>7 Million(2))

16,760 3.3mm(3)

1.7mm

1.3mm

2.3mm(4)    (MW) 10,586 9,427

(millions)

(millions)

0.7mm

Capacity Customers 1.0mm(5)    Customers

(1) Disclosure Statement, 5/11/2016. Total generation does not reflect all generation sources as calculated by the Public Utility Commission of Texas (PUCT). (2) Per PUCT Report Cards on Retail Competition and Summary of Market Share Data.

(3) EFH 8-K, 5/11/2016.

(4) CNP Investor Presentation March 2016.

(5) AEP’s 2015 10-K, includes Texas Central Company (TCC) and Texas North Company (TNC).

TXU

energy

Luminant

Luminant – Largest Generation Fleet In ERCOT

Diversified Portfolio – Nuclear, Gas and Coal

Luminant Geographic Footprint Top Five Competitive Generators in ERCOT(1)

16,760

Comanche Peak (2,300 MW)

Decordova (260 MW)

Lake Hubbard (921 MW) 10,586

9,427

Forney (1,912 MW) MW Lamar (1,076 MW)

Graham (630 MW)

4,696 3,517

Morgan Creek (390 MW)

Permian Basin (325 MW) Monticello (1,880 MW)

Trinidad (244 MW) Martin Lake (2,250 MW)

Big Brown (1,150 MW)

Oak Grove (1,600 MW)

Diversified cash flow contribution(2)

Sandow (1,137 MW)

Stryker Creek (685 MW) By Fuel

Nuclear Coal 32%

37%

Coal Natural gas (Peakers)

Nuclear Natural gas (CCGT) Natural gas

31%

Scale, fuel diversity, and flexibility across the supply stack

(1) Figures exclude CPS Energy operating in the San Antonio area, which has opted out of the competitive market.

(2) 2017E Luminant EBITDA contribution.

Large, Diversified, and Efficient Generation Fleet

ERCOT Supply Stack

Illustrative

Average

Peak Demand Demand

MWh) / $ (

Cost Coal Units

Unit CCGT Marginal Units

0 10 20 30 40 50 60 70 80 90

Cumulative Generation Capacity / ERCOT Demand (GW)

Hydro, Wind, and Solar Nuclear Coal CCGT Gas Turbine / Gas Engine Gas Steam Other

Luminant fleet is well positioned throughout the supply stack with diversified fuel sources

Source: Luminant analysis

Luminant – Low Cost Nuclear

Comanche Peak

North American Relative Total Cost Comanche Peak (2,300 MW) Comparison for Nuclear Plants(1)

$70

$60

$50

MWh)    $40

/ $ ( cost Quartile

$30 Decile

Total $20

Comanche

Comanche Peak

Peak $10

Capacity (MW) 2,300

Capacity Factor – Avg Last 3 Yrs (%) 97.7% $0

70% 80% 90% 100%

Capability Factor (%)

COD 1990 / 1993

Comanche Peak Decile Quartile Median

Location Glen Rose, TX $/MWh $26 $28 $31 $37

Comanche Peak is one of the lowest cost nuclear plants in the U.S. and the second newest(2) nuclear plant in North America

Note: ERCOT refers to Electric Reliability Council of Texas

(1) Benchmarking peer set defined as 18 month fuel cycle U.S. nuclear plants. Data per EUCG May 2016 release for Cost and Capability Factors.

(2) Comanche Peak and Seabrook both went into operation the same month of 1990 with Watts Bar being the only plant that has gone into operation since then as per SNL.

Source: Company Filings, EUCG

Luminant - Highly Efficient CCGTs

Forney and Lamar

Forney (1,912 MW)

Lamar (1,076 MW)

Within the top decile by efficiency for CCGTs in ERCOT(1)

Forney Lamar

Capacity (MW) 1,912 Capacity (MW) 1,076

Capacity Factor – Avg Last 3 Yrs (%) 54.3% Capacity Factor – Avg Last 3 Yrs (%) 60.3% COD 2003 COD 2000

Heat rate (Btu / kWh)(2) 6,884 Heat rate (Btu / kWh)(2) 6,865

Location Forney, TX Location Paris, TX

Technology Combined Cycle Technology Combined Cycle

Two of the most efficient and flexible CCGTs in ERCOT

Note: CCGT refers to Combined Cycle Gas Turbine plant

(1) Based on 2015 heat rates, data as per SNL.

(2) Reflect Spring / Fall combined-cycle heat rates, excluding duct burners.

Source: Company Management, Company Filings

Luminant – Two of The Newest Coal Plants in ERCOT

Oak Grove and Sandow Unit 5

Oak Grove (1,600 MW)





Sandow Unit 5 (580 MW)



Oak Grove	
Capacity (MW)	1,600
Capacity Factor – Avg Last 3 Yrs (%)	87.3%
COD	2010 / 2011
Heat rate (Btu / kWh)	10,843
Location	Franklin, TX
Technology	Steam turbine
Fuel source	Luminant mine-mouth Lignite
Env. profile[(2)]	FGD, ACI, SCR, Baghouse

Sandow Unit 5 [(1)]	
Capacity (MW)	580
Capacity Factor – Avg Last 3 Yrs (%)	79.6%
COD	2010
Heat rate (Btu / kWh)	10,221
Location	Rockdale, TX
Technology	Steam turbine
Fuel source	Luminant mine-mouth Lignite
Env. profile[(2)]	FGD, ACI, SNCR, Baghouse

Two of the newest coal plants in ERCOT[(3)], well positioned for environmental compliance

(1) In addition to Sandow Unit 5, Sandow Unit 4 (557 MW) is also located at this plant.
(2) Flue Gas Desulfurization ("FGD"), Activated Carbon Injection ("ACI"), Selective Catalytic Reduction for NOx ("SCR"), Selective Non-Catalytic Reduction for NOx ("SNCR"), and fabric filter systems ("Baghouse").
(3) Data per SNL. With the exception of Sandy Creek (COD 2013).
Source: Company Filings

TXU energy Luminant

13

Luminant – Seasonally Flexible Capacity

Remaining Fleet Optimized to Provide Seasonal Coverage

Facility Capacity (MW) Capacity Factor(1) COD Fuel Technology

Big Brown 1,150 77% 1971 / 1972 Coal ST Seasonal Martin Lake 2,250 66% 1977 / 1978 / 1979 Coal ST Dispatch Monticello 1,880 39% 1974 / 1975 / 1978 Coal ST

Total Seasonal Dispatch 5,280

Decordova 260 NA 1990 Gas CT

Graham 630 NA 1960 / 1969 Gas ST

Lake Hubbard 921 NA 1970 / 1973 Gas ST Simple Cycle Morgan Creek 390 NA 1988 Gas CT and Peakers Permian Basin 325 NA 1988 / 1990 Gas CT

Stryker Creek 685 NA 1958 / 1965 Gas ST

Trinidad 244 NA 1965 Gas ST

Total Gas Plants 3,455

These coal units capture attractive seasonal economics and the peakers are highly strategic assets that are an integral part of the fleet

(1) 2013 – 2015 average capacity factor per Company Management.

Overview of Retail

Attractive ERCOT Retail Market

- Represents ~31% of competitively served US retail load
- Consumption per residential customer ~30% higher than US average
- Fully de-regulated market – no regulated default rate
- 50+ Retail Electric Providers (REPs)
- Full ownership of customer relationship – billing and service[1]
- Anticipated consumption demand growth of ~1-2% annually, driven by US-leading population growth

Economics of the Retail Business

- Retail businesses engage customer directly (willing buyer / willing seller)
- Realized margins determined by:
  - Customer type – residential / small business / C&I
  - Contract term lengths and wholesale rate
  - Commodity management strategy
- Customer contracts can be fixed term or month-to-month
  - Fixed-term contracts provide predictable, stable earnings
  - Month-to-month contracts provide flexibility to align with power markets

Key REP Performance Drivers	TXU energy
Customer Service, Focus, and Experience	☑ Incumbent in North Texas since 1882 ☑ Best PUC Complaints Scorecard ranking among large retailers ☑ Over 90% First Call Resolution in 2015
Commodity Management Expertise	☑ Integration with Luminant - largest generator in ERCOT
Brand Strength and Market Positioning	☑ BAV Consulting ranked the TXU Energy brand as strongest in market ☑ First to market with innovations leveraging the smart grid including Free Nights plan and the TXU Energy mobile app
Scalable Back-Office Systems and Competitive Culture	☑ Supports millions of residential customer transactions annually ☑ Market-leader in cost structure efficiency relative to peers ☑ #7 in 2015 Dallas Morning News "Great Places to Work" Report

(1) Excludes outages handled by transmission and distribution utilities.

TXU energy Luminant
15

TXU Energy – Leading Retail Platform

Unique Position as the Top Retailer in Texas

Unmatched Brand and Capabilities

- ✓ Multi-channel marketing and sales strategy focused on balancing margin and customer counts
- ✓ Despite intense competition, customer attrition rate has declined to below 1% in 2015
- ✓ Market leading brand[1] supporting highest retained residential customers in incumbent territory / core market
- ✓ Innovative products that drive customer value[2]
- ✓ Value proposition through straightforward terms of service, total satisfaction guarantee and reliable, accurate bills, outstanding customer experience and ease of doing business
- ✓ Data driven approach to marketing, service, life-cycle management, and energy supply

Complementary Generation

- ✓ Luminant's generation fleet largely present in the North Texas Region
- ✓ Non-integrated businesses can be exposed to power price volatility and incremental collateral costs



Luminant
Dallas
nrg
Exelon
Luminant
Exelon
Austin
Luminant
cps
Houston
Exelon
nrg
San Antonio
CALPINE
nrg
Corpus Christi
CALPINE

Stable Cash Flows

- ✓ TXU Energy provides stability in varying power price environments
- ✓ Historically stable cash flows

Integrated Retail / Wholesale Model[3] (Illustrative)



Retail Revenue Rate
Retail Margin
Market-based Power Cost
Wholesale Margin
Generation Fuel Costs

Advantages of Integrated Model

- ✓ Stable enterprise earnings
- ✓ Impact of market power price volatility minimized due to counter-cyclical nature of retail and wholesale businesses
- ✓ Credit / collateral efficient

TXU Energy is the #1 retail electricity company in Texas with 25% residential market share and 1.7 million retail customers

(1) 2015 BAV Consulting Study.
(2) Includes Free Nights, Cash Back Rewards, and Solar Club
(3) Company analysis. Time period is reflective of 2013 – 2015.

TXU energy Luminant

16

TXU Energy – Largest Retail Electric Provider In ERCOT

Largest Residential Market Share in ERCOT(1) … … With Stable Customer Base(2)…

25% 1.560 1.516

1.500 1.489    22%

11%

7%

5%    5%

2%    2%

2012 2013 2014 2015 Residential customer count (millions)

… And Strong Cost Management(3)… … Leads to Resilient Retail EBITDA Across Power Price Cycles(4)

$800 $31.11    $778

$23.78

198

124    140

71    83

2012—2014 Avg. 2015 ERCOT North 2012-2014 Avg. 2015 EBITDA

ERCOT North Hub Hub power price EBITDA

Total SG&A per RCE ($/RCE) power price ($/MWh) ($/MWh)

Large scale, strong brand, and excellent operational history has led to steady retail performance

(1) TXU Energy market share reflects year end 2015 estimated market share. All other competitor brand market share information based on EIA 2014 data set. (2) Includes 4Change Energy customers.

(3) “RCE” defined as Residential Customer Equivalent.

(4) ATC power prices per Intercontinental Exchange.

Source: Company Management, Company Filings

Section 3

Key Credit Highlights

Key Credit Highlights

Repositioned TCEH will be refinanced at or near the bottom of the commodity cycle with conservative leverage levels and impressive free cash flow generation

1 TXU Energy is the largest retail electric provider in Texas with 1.7 million total customers and a 25% Leading Retail share of the residential market

Platform – Defensible market share

– Stable, dependable cash flows

– Market leader in cost efficiency

2 Luminant has the largest generation fleet in Texas, diversified by fuel and technology, providing it with Large, Diversified, optimal dispatch opportunity along the entire supply stack and Efficient – Nuclear Generation Fleet – Coal

– Gas

3

Integrated business model creates incremental value when compared to pure play generators or

Proven Integrated retailers

Business Model – Cash flow stability through pairing of retail and generation businesses

– Credit efficiencies

4

Conservative Capital

Superior leverage and free cash flow generation metrics provide TCEH with ample liquidity and

Structure and Strong flexibility, especially when compared to its peer group

Cash Flows

5

Right Sized Cost

TCEH continues to right size operations, reduce SG&A, and improve fuel diversity of generation fleet

Structure and

– 35% reduction in SG&A (2009A – 2017E) and 49% reduction in capital expenditures (2013A – 2017E)

Improved Operations

1 Leading Retail Platform

Stable Retail Customer Count and EBITDA production

Maintaining Market Share …

(4.0%)

1.560 1.516 1.500 1.489

(2.8%) (1.1%)

(0.7%)

2012 2013 2014 2015

Residential customer count (millions) Attrition rate

… While Growing Sales Volumes (GWh)(1)…

39,570 38,511 41,212 37,994

16,287 15,203 16,601 19,289

23,283 22,791 21,910 21,923

2012 2013 2014 2015

Residential Business markets Column1

… Leading To Stable Performance Across Power Price Cycles(2)

$33.93    $30.50    $26.39 Hub millions) $23.78 prices $ North

( /MWh) $845 $808 $800 $ $682 ERCOT power ( EBITDA 2012 2013 2014 2015 TXU Energy EBITDA Power Prices

(1) Includes 4CE customer counts of ~36K and 2015 load of ~0.5 TWh.

(2) ERCOT North Hub ATC power prices per Intercontinental Exchange. 2014 power price excludes six extreme weather days in Q1 2014. Including extreme weather days, the annual power price was $36.44 / MWh.

Source: Company Management, Company Filings

2 Large, Diversified, and Efficient Generation Fleet

Luminant is the largest generator in Texas … … with a well positioned fleet throughout the supply stack

2017E Luminant EBITDA Contribution by Fuel Type Illustrative

16,760 Average Peak

Coal Nuclear Natural gas Demand Demand

31% 10,586 /MWh)

9,427 $

( Coal Units CCGT

32% 4,696 Cost Units

3,517

37% Unit

Marginal

0 10 20 30 40 50 60 70 80 90

Cumulative Generation Capacity / ERCOT Demand (GW)

Poised to Benefit From Power Price Recovery …does not consider current capacity or new builds at risk potentially resulting in 2021 reserve

ERCOT planned new generation per CDR report … margin significantly below CDR projections build 8,000 21.6%(11.9%)

new (MW) 6,000 9.7%(8.2%)

4,000 1.5%

Planned capacity 2,000

2021 CDR reserve Coal Reserve New build at risk(2) Adjusted 2021

0 margin retirements margin reserve margin

2016 2017 2018 2019 due to after coal

environmental retirements(1)

Gas Wind Storage Solar regulations

Note: 2016 planned generation per ERCOT December 2015 CDR report. New wind generation is shown at 100% capacity and is not adjusted for the 12% and 56% reserve margin adjustment applied to non-coastal and costal wind, respectively. Note: Adjusted reserve margin subtract at risk MWs from CDR report load.

Source: ERCOT May 2016 CDR report, ERCOT December 2015 CDR report Source: ERCOT May 2016 CDR report, SNL, Wall St. research

Luminant fleet is well positioned for lower than projected reserve margins due to coal retirements and uncertainty around new builds

(1) Represents ~8.6GW (over 10% of ERCOT capacity); per SNL and Wall Street research.

(2) Assumes 5.9 GW of new build capacity at risk due to need to raise capital. New builds at risk include Texas Clean (240 MW), La Paloma, (730 MW), FGE (1,494 MW), Pondera King (900 MW), Indeck

Wharton (654 MW), and Pinecrest Energy (785 MW) and other wind (1,116 MW) per market participant’s presentations, Wall St. research, and SNL.

3 Proven Integrated Business Model

Integrated and Complementary Business Leads to Value Creation …

Wholesale / Generation

Largest generator of ERCOT electricity

Qualified Scheduling Entity balancing total TCEH load

Participates in ERCOT congestion auctions

Manages TCEH renewable energy credits

Buys and sells third party power as needed

Proven integrated risk management of generation and retail positions

Counteracts weather and economic swing

Manages congestion costs

Executes bilateral procurement transactions

Buys renewable energy credits

Procures ancillary services requirements

Efficient cost structure

Retail / Customers

ERCOT’s largest REP

Offers full suite of traditional and innovative products and services

Load is 100% supplied by Luminant Energy

Diverse customer load profiles including residential, small business and large industrial customers

Efficient cost structure

Advantages of the Integrated Business Model

Higher margins compared to generators with no retail due to integrated business model(1) Excess generation volumes can be utilized to cover full requirements of retail contracts

- Avoids negative impacts of Polar Vortex or 2011 ERCOT summer

Retail competition declines as volatility challenges risk management capabilities of non -integrated competitors Provide counter balance for wholesale power and stabilizes cash flows Avoids ISO collateral requirements

Avoids “bid-ask” cost of transacting on exchanges

Integration of retail and generation derisks combined business and increases cash flow stability

(1) Defined as 2015A EBITDA / 2015A TWh.

3 Proven Integrated Business Model

… And Produces Diversified, Balanced EBITDA Contribution



Increasing power prices benefit generation while declining power prices benefit retail
Luminant EBITDA did not realize full benefit from increasing power prices in 2014 due to Comanche Peak's scheduled refueling outage(1)
EBITDA ($ millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$35.00
$30.00
$25.00
$20.00
ERCOT North Hub power prices ($/MWh)
$33.93
$30.50
$23.78
$157
$167
$168
$1,062
$1,070
$885
$808
$682
$800
2013
2014
2015
TXU Energy
Luminant excl. CHP (2)
Forney and Lamar (3)
ERCOT North Hub Settled Power Prices(4)

- ✓ Proven integrated retail and generation business model enables TCEH to generate significant EBITDA in a variety of power price environments
- ✓ Significant synergies between businesses
- ✓ Complementary generation and retail resulting in balance sheet efficiencies and reduced supply risks / collateral needs for TXU Energy as a result of Luminant's long generation position

The complementary relationship between TXU Energy and Luminant has been proven to consistently produce significant EBITDA

Note: Both TXU Energy and Luminant include Energy Supply Book EBITDA contribution, which gets eliminated at the consolidated TCEH level.
(1) Outage was extended by one month for repairs.
(2) Corporate Hedge Program ("CHP") was the Company's long-term natural gas hedge program from 2007 – 2014.
(3) Forney and Lamar EBITDA per unaudited financials and includes hedges.
(4) 2014 power price excludes six extreme weather days in Q1 2014. Including extreme weather days, the annual power price was $36.44 / MWh.
Source: *Company Management*

TXU energy Luminant

23

4 Conservative Capital Structure and Strong Cash Flows

Conservatively Financed Capital Structure …

Total Debt / 2016E EBITDA(1) Total Debt / TEV(2)

6.5x 6.2x 6.1x 80% 82%

77%

71%

4.9x

1.9x 26%

TCEH TCEH

… Supported by Balanced Business Model …

Retail vs. Generation – Contribution to 2015 EBITDA

TCEH

Retail Generation

TCEH contemplated capital structure is right sized for current market conditions, and by far the most conservative among unregulated power companies

(1) 2016E EBITDA includes La Frontera EBITDA from April 2016 – December 2016

(2) Assumes TCEH TEV of $11,103 million; calculated as Equity of $8,227 million plus TCEH debt of $2,876 million. Equity of $8,227 million calculated as mid point of Evercore valuation of $11,600 million per Disclosure Statement Exhibit G less net debt of $2,321 million less present value of Tax Receivable Agreement of $1,052 million.

Source: Company Management, Company Filings

4 Conservative Capital Structure and Strong Cash Flows

… And Best In Class Collateral Coverage

$14,000

$12,000 $11,600

$10,454

$9,852

$10,000

millions $8,000

in

$ $6,000

$4,000 Exit Financing

$2,850(1)

$2,000

$0

Current Pre-Petition Debt Trading Level (2) Trading Multiples(3) POR Valuation(4)

Midpoint $9,852 $10,454 $11,600

Loan -to-Value 28.9% 27.3% 24.6%

Collateral Coverage 3.5x 3.7x 4.1x

Significant collateral coverage with an average LTV of ~27%

(1) Excludes $650 million Funded L/C Term Loan (“Term Loan C”).

(2) Trading levels as of 7/10/2016. Assumes cash at exit of $555 million per Sources and Uses.

(3) 2017E EBITDA of $1,315 million; 2017E multiple range of 7.1x – 8.8x, based on trading levels of Calpine, Dynegy, and NRG.

(4) Reorganized TCEH TEV, as per valuation analysis by Evercore, sourced from 5/11/2016 Plan Of Reorganization; Exhibit G. Evercore’s valuation analysis for Reorganized TCEH includes a discounted cash flow analysis and peer group company analysis.

5 Right Sized Cost Structure and Improved Operations

Reduced Cost Structure

- Responding to low power prices, Luminant manages plant capital, fuel and O&M expense in order to increase / maximize profitability
- Corporate overhead rationalized by 2017 to reflect the size and scope of the emerged company
- Luminant created flexibility in its units by converting to seasonal operations that lower run times leading to reduced maintenance and total variable costs

Improved Fleet Diversity

- Acquisition of Forney and Lamar plants diversifies the fleet, increases gas capacity from 25% to 38%, while decreasing coal from 58% to 48%
- Adds assets able to follow load changes
- Low heat rate units are very competitive in ERCOT
- Assets purchased at a fraction (~60%) of replacement cost
- Attractive location near Dallas/Ft Worth load pocket

SG&A Expenses 2009 – 2017E; $ in millions[(1)(2)]



35% reduction in SG&A
$983
$794
$744
$641
2009
2014
2015
2017E

Capital Expenditures 2013A – 2017E; $ in millions



$603
49% reduction in CapEx
$309
2013A
2017E

Pre Forney and Lamar Acquisition (MW)



Natural Gas
25%
58%
Coal
17%
Nuclear

13,772 MW

Post Forney and Lamar Acquisition (MW)



Natural Gas
38%
48%
Coal
14%
Nuclear

16,760 MW

Substantial costs savings achieved with multiple levers available for EBITDA upside

(1) Total SG&A figures per EFH 10-Ks. Total SG&A figures include Franchise and Revenue-Based Taxes that were grouped into SG&A in 2015. Previous years restated to show SG&A on a comparable basis.

(2) Reorganization costs through 4/28/2014. From 4/29/2014 reorganization costs not included in SG&A.

TXU energy Luminant

26

Section 4

Financial Overview

Key Projection Assumptions

Gas Prices (Houston Ship Channel)(1)(2)



($/mmBtu)
$5.00
$4.00
$3.00
$2.00
$1.00
$3.69
$4.33
$2.57
$2.46
$2.79
$2.91
$3.03
$3.10
$3.18
Increase due to polar vortex
2013A 2014A 2015A 2016E 2017E 2018E 2019E 2020E 2021E

ERCOT North Hub ATC Power Prices(1)(3)



($/MWh)
$40.00
$30.00
$20.00
$10.00
$30.50
$33.93
$23.78
$24.99
$27.22
$28.93
$30.97
$32.84
$34.76
Increase due to polar vortex
2013A 2014A 2015A 2016E 2017E 2018E 2019E 2020E 2021E

Generation



(TWh)
100.00
90.00
80.00
70.00
60.00
50.00
40.00
89.67
85.39
80.33
80.03
72.41
70.86
70.87
69.34
67.28
Drop from 2016 to 2017 due to seasonal dispatch of Monticello and Martin Lake
2013A 2014A 2015A 2016E 2017E 2018E 2019E 2020E 2021E

Implied Market Heat Rates (ERCOT North Hub)(1)(4)



(mmBtu/kWh)
12.00
11.00
10.00
9.00
8.00
7.00
8.26
8.43
9.26
10.13
9.76
9.96
10.24
10.61
10.96
2013A 2014A 2015A 2016E 2017E 2018E 2019E 2020E 2021E

Conservative forecast not reflecting upside volatility in ERCOT

Note: Includes Forney and Lamar plants.

(1) Projected natural gas prices, heat rate, and power prices are as of 12/31/2015 for 2016E-21E. Historical ERCOT North Hub ATC power prices per Intercontinental Exchange. 2014 power price excludes six extreme weather days in Q1 2014. Including extreme weather days, the annual power price was $36.44 / MWh.

(2) Projected natural gas prices reflect Houston Ship Channel index prices for 2016-19E, escalated at 2.4% annually for 2020-21E.

(3) Projected power prices developed by multiplying projected natural gas prices with projected heat rates.

(4) Projected heat rates reflect observable market rates for 2016-17E with a Company proprietary model thereafter.

Source: Disclosure Statement, 5/11/2016

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28

Historical and Projected Financials

EBITDA(1) ($ in millions)



$2,923
$2,296
$1,722
$1,520
$1,315
$1,327
$1,397
$1,517
$1,733
2013A
2014A
2015A
2016E
2017E
2018E
2019E
2020E
2021E
TXU Energy
Luminant excl. CHP (3)
Forney and Lamar
Corporate Hedge Program ("CHP")

Capital Expenditures(1)(2) ($ in millions)



$625
$503
$520
$384
$309
$387
$335
$330
$387
2013A
2014A
2015A
2016E
2017E
2018E
2019E
2020E
2021E
TCEH
Forney and Lamar

Unlevered FCF(1) ($ in millions)



$1,932
$1,413
$1,330
$781
$982
$815
$917
$1,023
$964
2013A
2014A
2015A
2016E
2017E
2018E
2019E
2020E
2021E
TCEH
Forney and Lamar

High free cash flow conversion driving stable and sustainable cash flows

(1) Includes Forney and Lamar plants. Historical Forney and Lamar EBITDA, CapEx, and Unlevered Free Cash Flow contribution not part of the Company's historical financial statements and shown separately. Forney and Lamar EBITDA per unaudited financials and include hedges. 2016E EBITDA includes Forney and Lamar from April 2016 – December 2016.

(2) Includes nuclear fuel, buyout of CT leases, and technology spend. Excludes capitalized interest. 2016E CapEx includes Forney and Lamar from April 2016 – December 2016.

(3) Corporate Hedge Program ("CHP") was the Company's long-term natural gas hedge program from 2007-2014. 2016E FCF includes Forney and Lamar from April 2016 – December 2016.

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Strong Deleveraging Profile

Total Debt(1) ($ millions) Net Debt(2) ($ millions)

$1,561

$2,837 $2,802

$2,769 $2,738 $971

$2,708

$277

($529)

($1,285)

2017E 2018E 2019E 2020E 2021E 2017E 2018E 2019E 2020E 2021E

Total Debt / EBITDA Total Debt / Capitalization (3)

2.2x 2.1x 2.0x 25.6% 25.2% 24.9% 24.7% 24.4%

1.8x

1.6x

2017E 2018E 2019E 2020E 2021E 2017E 2018E 2019E 2020E 2021E

TCEH is expected to generate sufficient cash flows to fully repay the proposed Term Loan B facility before the end of 2020

(1) Excludes $650 million Funded L/C Term Loan (“Term Loan C”).

(2) Current Plan contemplates formation of PrefCo for tax purposes. Net debt would be lower due to a higher cash balance given issuance of approximately $50 million of preferr ed shares. (3) Assumes $11,103 million TEV per Sources and Uses.

Section 5

Transaction Overview

Sources and Uses and Pro Forma Cap Table

Step 1: New DIP Facility on 8/1/2016			
Sources		**Uses**	
New Term Loan B	$2,850	Repay existing DIP Revolver draw[1]	$1,455
New Funded L/C Term Loan ("Term Loan C")	650	Repay existing DIP Term Loan B	625
Release existing DIP L/C Facility cash	800	Repay existing DIP Term Loan supporting L/C Facility	800
		New L/C Facility cash to balance sheet	650
		Cash to balance sheet	632
		Issuance fees and OID	138
Total Sources	**$4,300**	**Total Uses**	**$4,300**

Step 2: Roll to Exit Facility at Emergence on 12/31/2016			
Sources		**Uses**	
Cash from balance sheet[3]	$998	Emergence related expenses	$145
		Payout to TCEH unsecured creditors	550
		Projected cash utilization (from 8/1/2016 – 12/31/2016)[2]	303
Total Sources	**$998**	**Total Uses**	**$998**

Capitalization	Current	Step 1 Adjustments	Pre-Emergence	Step 2 Adjustments	Post-Emergence	PF x2016E EBITDA	% of TEV[8]
Cash and cash equivalents	$921[4]	$632	$1,553	($998)	$555		
L/C Facility cash collateral	800	(150)	650	-	650		
Existing $1,950 million DIP Revolver	$1,455[1]	(1,455)	-	-	-		
Existing DIP Term Loan B	625	(625)	-	-	-		
Funded L/C Facility	800	(150)	650	-	650		
New $750 million Revolver	-	-	-	-	-		
New $2,850 million Term Loan B	-	2,850	2,850	-	2,850		
Total TCEH Post-Emergence Debt[5]	**$2,080**		**$2,850**		**$2,850**	1.9x	26%
Total TCEH Post-Emergence Net Debt[6]			-		$2,321	1.5x	21%
TCEH Pre-Petition Funded Debt							
Senior Secured First Lien Credit Facilities	$22,636		$22,636	(22,636)	-		
Other pre-petition debt	9,450		9,450	(9,424)	26		
Total TCEH Pre-Petition Debt	**$32,086**		**$32,086**		**$26**		
Total TCEH Debt	**$34,166**		**$34,936**		**$2,876**	**1.9x**	**26%**
Equity[7]	-		-	8,227	8,227		
Total TCEH Capitalization[7]	**$34,166**		**$34,936**		**$11,103**	**7.3x**	**100%**
2016E EBITDA[8]			**$1,520**		**$1,520**		

(1) Includes accrued interest on DIP credit facilities of $7 million.
(2) Includes final adequate protection payments of $110 million.
(3) Current Plan contemplates formation of PrefCo for tax purposes.Includes $50mm use of cash from balance sheet, which reflects approximately $50 million in proceeds from preferred shares issuance.
(4) Includes unrestricted cash of $250 million, unencumbered cash available at emergence of $164 million, and pre-filing restricted cash balance under a TCEH pre-petition LC Facility of $507 million.
(5) Excludes $650 million Funded L/C Facility.
(6) Includes $26 million of capital lease obligations and Tex-La notes.
(7) Common equity of $8,227 million calculated as mid point of Evercore valuation of $11,600 million per Disclosure Statement Exhibit G less net debt of $2,321 million less present value of Tax Receivable Agreement of $1,052 million. TEV of $11,103 million; calculated as equity of $8,227 million plus TCEH debt of $2,876 million.
(8) Includes Forney and Lamar EBITDA for April 2016 – December 2016.

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32

Summary Term Sheet

Borrower:	Texas Competitive Electric Holdings Company LLC (the "Company") or, after exit/conversion a new domestic entity resulting from consummation of the Plan that succeeds to the business and operations of the Company
Guarantees:	Certain domestic subsidiaries of the Borrower and the Borrower's immediate parent company
Security:	Secured by a first priority security interest in all tangible and intangible assets, and equity of subsidiaries, of the respective Borrower and the Guarantors subject to the liens securing certain reclamation obligations in favor of Railroad Commission of Texas and other customary exceptions

Facility:

Tranche	Amount ($ millions)	Coupon (bps)	OID	LIBOR floor	Maturity
Revolving Credit Facility ("RCF")	$750	L+TBD	TBD	NA	5 years[1]
Term Loan B ("TLB")	$2,850	L+TBD	TBD	1.00%	7 years[2]
Term Loan C ("TLC")	$650				

Accordion:	Incremental 1st lien secured debt limited to the sum of (i) $1.0 billion, plus (ii) an unlimited amount subject to 3.0x 1st lien Net Secured Leverage, with 50bps of MFN for 12 months[3]
Voluntary prepayments:	RCF: prepayable at par at any time TLB / TLC : 101 soft call for 6 months
Mandatory prepayments:	TLB: 1.0% amortization, payable quarterly TLC: None until Term Loan B repaid Customary provisions for asset sale, casualty, and debt proceeds, applied first to the TLB until fully repaid, and thereafter to the TLC
Financial covenants:	RCF: Springing leverage covenant based on 30% utilization, set at 4.25x 1st Lien Net Secured Leverage TLB / TLC: none
Negative covenants:	Other covenants customary for transactions of this nature, including, but not limited to: (i) limitation on debt, (ii) limitation on mergers and acquisitions, (iii) limitation on restricted payments, (iv) limitation on asset sales, (v) limitation on liens, and (vi) limitations on transactions with affiliates
Conversion conditions at exit:	To include the receipt of Confirmation/Approval order, compliance with a $500 million minimum liquidity covenant and compliance with the financial maintenance covenant (if in effect), no existence of a MAC or a material event of default, fees paid, accuracy of specified representations, and receipt of conversion notice, solvency certificate, pro forma balance sheet and security documents

(1) DIP maturity is October 31, 2017 or, if exit/conversion occurs, 5 years from the Closing Date.
(2) DIP maturity is October 31, 2017 or, if exit/conversion occurs, 7 years from the Closing Date.
(3) Includes the ability to raise up to $975 million of 1st lien TLC to cash collateralize LCs, solely to the extent required by the RCT in lieu of providing a lien or self bonding.

TXU energy Luminant
33

Timeline

Week of Key Financing Dates

11-Jul July 12: Bank meeting in New York

25-Jul July 26: Commitments due from lenders

Finalize and execute legal documentation

1-Aug

Close and fund transaction

Appendix

Tax Receivables Agreement (“TRA”)

Long term agreement between Reorganized TCEH and the TRA rights holders (initially, the TCEH First Lien creditors)

Allows holder to monetize 85% of the benefit from the tax basis step-up triggered by contemplated emergence transactions and from the tax basis of the Forney and Lamar assets

Company keeps the remaining 15% of the benefit

Value of TRA calculated as 85% of the present value of the projected difference between

Reorganized TCEH’s tax liability with the step-up (and Forney and Lamar tax basis) and its tax liability without the step-up (and Forney and Lamar tax basis)

Reorganized TCEH would make TRA payments only to the extent actual cash savings from the step-up (and Forney and Lamar basis) are realized

TRA structurally subordinated to Debt issued by OpCo

Shareholders

Management

Tax Receivable Agreement

Reorganized TCEH

OpCo

Debt

TRA obligations shall be at the parent company (Reorganized TCEH) level, and be structurally subordinated to debt issued by the Company

Unlevered Free Cash Flow Build

2016E(1) 2017E 2018E 2019E 2020E 2021E

EBITDA $1,520 $1,315 $1,327 $1,397 $1,517 $1,733

Capital Expenditures(384)(309)(387)(335)(330)(387)

(incl. Nuclear Fuel)

Working Capital(123) 70 8(16)(16)(22)

Tax Payments(24)(65)(15) 16(17)(115)

Tax Receivable

Agreement Payments 0 0(78)(104)(90)(180)

Other(2)(209)(28)(39)(41)(41)(65)

Unlevered Free Cash $781 $982 $815 $917 $1,023 $964

Flow

(1) 2016E pro forma for Forney and Lamar from April 2016 – December 2016.

(2) Other cash flow items include margin deposits and trading premiums, mining reclamation payments, contributions to the nuclear decommissioning trust, pension and OPEB related expenses / contributions, property taxes, and other miscellaneous items.

Source: Company Management

TCEH Reg G Financials

Net Loss to EBITDA Reconciliation

2013 2014 2015

Net loss attributable to TCEH($2,197)($6,229)($4,677)

Income tax benefit(732)(2,320)(879)

Interest expense and related charges 1,916 1,749 1,289

Depreciation and amortization 1,333 1,270 852

EBITDA before other adjustments 320(5,530)(3,415)

Amortization of nuclear fuel 153 141 146

Purchase accounting adjustments 23 23(16)

Impairment and write-down of other assets 38 4,940 2,626

Impairment of goodwill 1,000 1,600 2,200

Unrealized net (gain) loss resulting from hedging transactions 1,091 370(119)

Transition and business optimization costs 21 20 14

Transaction and merger expenses 39 10 0

Reorganization items 0 520 101

Restructuring and other 81 35 17

EBITDA after other adjustments 2,766 2,129 1,554

Forney and Lamar EBITDA 157 167 168

EBITDA (including Forney and Lamar) $2,923 $2,296 $1,722

Source: Company Management

TCEH Reg G Financials

Unlevered Free Cash Flow Reconciliation

2013 2014 2015

Cash provided by (used in) operating activities($270) $444 $237

Capital expenditures(1)(472)(336)(337)

Nuclear fuel purchases(116)(77)(123)

Purchase of right to use certain computer-related assets from affiliate(29)(4) 0

Acquisition of combustion turbine trust interest(40) 0 0

Proceeds from sale of nuclear decommissioning fund trust securities 175 314 401

Investments in nuclear decommissioning fund trust securities(191)(331)(418)

Other net investing activities(11)(32)(13)

Interest paid (1) 2,686 1,252 1,298

Interest income received(6) 0(1)

Restructuring professional fees paid 70 116 207

Pension and other payments to affiliates 0(19)(20)

Rounding 1 1 0

TCEH Unlevered free cash flow 1,797 1,328 1,231

Forney and Lamar unlevered free cash flow 135 85 99

Unlevered free cash flow $1,932 $1,413 $1,330

(1) Includes capitalized interest.

Source; Company Management